EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CH Energy Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, JOHN E. GOULD, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.10 par value per share, pursuant to the Company’s 2011 Long-Term Equity Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of June, 2011.

/s/ Margarita K. Dilley
Margarita K. Dilley

STATE OF NEW YORK         )
         ss.:
COUNTY OF DUTCHESS      )

On this 2nd day of June, 2011, before me personally came Margarita K. Dilley, to be known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CH Energy Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, JOHN E. GOULD, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.10 par value per share, pursuant to the Company’s 2011 Long-Term Equity Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of June, 2011.

/s/ Steven M. Fetter
Steven M. Fetter

STATE OF NEW YORK         )
         ss.:
COUNTY OF DUTCHESS      )

On this 2nd day of June, 2011, before me personally came Steven M. Fetter, to be known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CH Energy Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, JOHN E. GOULD, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.10 par value per share, pursuant to the Company’s 2011 Long-Term Equity Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of June, 2011.

/s/ Stanley J. Grubel
Stanley J. Grubel

STATE OF NEW YORK         )
         ss.:
COUNTY OF DUTCHESS      )

On this 2nd day of June, 2011, before me personally came Stanley J. Grubel, to be known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CH Energy Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, JOHN E. GOULD, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.10 par value per share, pursuant to the Company’s 2011 Long-Term Equity Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of June, 2011.

/s/ Manuel J. Iraola
Manuel J. Iraola

STATE OF NEW YORK         )
         ss.:
COUNTY OF DUTCHESS      )

On this 2nd day of June, 2011, before me personally came Manuel J. Iraola, to be known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CH Energy Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, JOHN E. GOULD, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.10 par value per share, pursuant to the Company’s 2011 Long-Term Equity Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of June, 2011.

/s/ E. Michel Kruse
E. Michel Kruse

STATE OF NEW YORK         )
         ss.:
COUNTY OF DUTCHESS      )

On this 2nd day of June, 2011, before me personally came E. Michel Kruse, to be known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CH Energy Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, JOHN E. GOULD, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.10 par value per share, pursuant to the Company’s 2011 Long-Term Equity Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of June, 2011.

/s/ Steven V. Lant
Steven V. Lant

STATE OF NEW YORK         )
         ss.:
COUNTY OF DUTCHESS      )

On this 2nd day of June, 2011, before me personally came Steven V. Lant, to be known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CH Energy Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, JOHN E. GOULD, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.10 par value per share, pursuant to the Company’s 2011 Long-Term Equity Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of June, 2011.

/s/ Edward T. Tokar
Edward T. Tokar

STATE OF NEW YORK         )
         ss.:
COUNTY OF DUTCHESS      )

On this 2nd day of June, 2011, before me personally came Edward T. Tokar, to be known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CH Energy Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, JOHN E. GOULD, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.10 par value per share, pursuant to the Company’s 2011 Long-Term Equity Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of June, 2011.

/s/ Jeffrey D. Tranen
Jeffrey D. Tranen

STATE OF NEW YORK         )
         ss.:
COUNTY OF DUTCHESS      )

On this 2nd day of June, 2011, before me personally came Jeffrey D. Tranen, to be known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CH Energy Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, STEVEN V. LANT, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, JOHN E. GOULD, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.10 par value per share, pursuant to the Company’s 2011 Long-Term Equity Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of June, 2011.

/s/ Ernest R. Verebelyi
Ernest R. Verebelyi

STATE OF NEW YORK         )
         ss.:
COUNTY OF DUTCHESS      )

On this 2nd day of June, 2011, before me personally came Ernest R. Verebelyi, to be known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Donna M. Giametta
Notary Public